                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 5, 2001

                             HARRIS INTERACTIVE INC.
               (Exact Name of Registrant as Specified in Charter)


             DELAWARE                   000-27577               16-1538028
----------------------------       -------------------     ------------------
(State or Other Jurisdiction          (Commission          (IRS Employer
  of Incorporation)                   File Number)         Identification No.)


     135 Corporate Woods, Rochester, New York                       14623
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  (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's Telephone Number Including Area Code: (716) 272-8400
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

      On August 5, 2001, Harris Interactive, Inc., a Delaware corporation ("Harris Interactive"), Total Merger Sub Inc., a Delaware corporation and newly formed, wholly-owned subsidiary of Harris Interactive ("Merger Sub"), and Total Research Corporation, a Delaware corporation ("Total Research") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, among other things, Harris Interactive will acquire Total Research through the merger of Merger Sub with and into Total Research. Under the terms of the Merger Agreement, Harris Interactive will exchange 1.222 shares of Harris Interactive common stock, par value $.001 per share, for each outstanding share of Total Research common stock, par value $.001 per share. The merger is intended to be a tax free exchange. Consummation of the merger is subject to satisfaction or waiver by the parties of certain closing conditions, including the receipt of regulatory approvals, approvals by the stockholders of Harris Interactive and Total Research, respectively, and other customary closing conditions. Stockholders representing approximately 53% of the total outstanding common stock of Harris Interactive and stockholders representing approximately 24% of the total outstanding common stock of Total Research have agreed to vote their shares in favor of the transactions contemplated by the Merger Agreement. The parties intend to consummate the merger during the fourth quarter of the calendar year 2001.

      The foregoing description is qualified in its entirety by reference to (i) the full text of the Merger Agreement which is filed herewith as Exhibit 2.1,
(ii) the full text of the form of Voting Agreement entered into by Harris Interactive Inc. and certain stockholders of Total Research Corporation, which is filed herewith as Exhibit 99.2, and (iii) the full text of the form of Voting Agreement entered into by Total Research Corporation and certain stockholders of Harris Interactive Inc., which is filed herewith as Exhibit 99.3. Each of such exhibits is incorporated herein by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHBITIS.

(a)     Financial Statements of the Business Acquired.

        Not Applicable

(b)     Pro Forma Financial Information

        Not Applicable

(c)     Exhibits

        NO.     DESCRIPTION

        99.1 Agreement and Plan of Merger, dated August 5, 2001, among Harris Interactive Inc., Total Merger Sub Inc. and Total Research Corporation. (1)

        99.2 Form of Voting Agreement, between Total Research Corporation and certain stockholders of Harris Interactive Inc.

        99.3 Form of Voting Agreement, between Harris Interactive Inc. and certain stockholders of Total Research Corporation.

(1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HARRIS INTERACTIVE INC.

Dated:  August 13, 2001                By:      /s/  Bruce A. Newman
                                           -----------------------------
                                           Bruce A. Newman, Secretary
                                           and Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION

99.1 Agreement and Plan of Merger, dated August 5, 2001, among Harris Interactive Inc., Total Merger Sub Inc. and Total Research Corporation. (1)

99.2 Form of Voting Agreement, dated as of August 5, 2001, between Total Research Corporation and certain stockholders of Harris Interactive Inc.

99.3 Form of Voting Agreement, dated as of August 5, 2001, between Harris Interactive Inc. and certain stockholders of Total Research Corporation.

(1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.